THE WWW FUNDS                                             NOTICE TO SHAREHOLDERS
                                                                   April 1, 2002
P.O. BOX 25910
Lexington, KY  40524-5910

                             For account information please call: 1-888-999-8331




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                                  THE WWW FUNDS
               Supplement to the Prospectus dated October 31, 2001

The following information replaces the similar information found in the seventh paragraph under the heading "Contingent Redemption Fee" on page 23.

Effective April 1, 2002, except in circumstances described below, a redemption fee of 2.00% payable to and retained by a Fund will be imposed on any redemption of shares within 12 months of the date of purchase. The 2.00% fee is imposed on the net asset value of the redeemed shares at the time of redemption. This fee is designed to offset the market impact and other costs associated with fluctuations in Fund assets levels and cash flow caused by short-term shareholder trading.

No redemption fee will be imposed on the exchange of shares between Funds.

No redemption fee will be imposed on shares acquired through the reinvestment of dividends or capital gain distributions.

Any redemption fee applicable to shares purchased prior to April 1, 2002 and redeemed after such date is hereby waived.



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